Exhibit 99.1

Fundamental Global Inc. and Strong Global Entertainment, Inc. Enter Into Definitive

Plan of Arrangement

Mooresville, NC –  May 31, 2024 – Subsidiaries of Fundamental Global Inc. (Nasdaq: FGF, FGFPP) (the “Company” or “Fundamental Global”) and Strong Global Entertainment, Inc. (NYSE American: SGE) (“Strong Global Entertainment”) have entered into a definitive arrangement agreement and plan of arrangement to combine the companies in an all-stock transaction.

Upon completion of the arrangement, the stockholders of Strong Global Entertainment will receive 1.5 common shares of Fundamental Global for each share of Strong Global Entertainment.

The plan of arrangement, arrangement agreement, and related transactions (together, the “Transaction”) were recommended by Strong Global Entertainment’s special committee to its Board of Directors and unanimously approved by its independent members. The Transaction was also recommended by Fundamental Global’s special committee to its Board of Directors and unanimously approved by its independent directors.

Kyle Cerminara, Chief Executive Officer and Chairman of the Board of Fundamental Global, commented, “We are continuing to take actions to consolidate our operations, reduce operating costs and generate efficiencies for the benefit of our investors. The merger of Strong Global Entertainment into Fundamental Global will reduce complexity and the duplicate costs associated with operating Strong Entertainment as a standalone public company.”

Mark Roberson, Chief Executive Officer of Strong Global Entertainment, commented, “Merging Strong Global Entertainment is an important step in our strategy of streamlining and reducing overhead associated with operating separate companies. We believe this is the right step to realize further efficiencies by operating as a combined company.”

The Transaction is expected to close in mid-2024, subject to customary closing conditions, including any necessary stockholder approval. Additional information about the Transaction will be provided in a joint proxy statement and registration statement on Form S-4 that will be filed by Fundamental Global and Strong Global Entertainment with the Securities and Exchange Commission (the “SEC”).

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of either Fundamental Global or Strong Global Entertainment, nor does it constitute a solicitation of any vote or approval. The proposed arrangement described above will be submitted to stockholders for their consideration and approval. Fundamental Global and Strong Global Entertainment plan to file relevant materials with the SEC, including a joint proxy statement and registration statement on Form S-4 (the “Joint Registration”). Promptly after filing the Joint Registration with the SEC, Fundamental Global and Strong Global Entertainment will mail the definitive materials to each stockholder entitled to vote relating to the transaction. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE JOINT REGISTRATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The Joint Registration and other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov), at the Fundamental Global website (https://fundamentalglobal.com/), and at Strong Global Entertainment’s website (https://strong-entertainment.com/). In addition, Fundamental Global security holders will be able to obtain free copies of the Joint Registration from Fundamental Global by contacting Fundamental Global’s Secretary at investors@fundamentalglobal.com, and Strong Global Entertainment security holders will be able to obtain free copies of the Joint Registration from Strong Global Entertainment by contacting Strong Global Entertainment’s Secretary at IR@strong-entertainment.com.

Certain Information Regarding Participants

Fundamental Global, Strong Global Entertainment, and their respective directors, executive officers, and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about the directors and executive officers of Fundamental Global is set forth in its Form 10-K filed March 13, 2024. To the extent holdings of such directors and executive officers in Fundamental Global’s securities are not reported, or have changed since the amounts described in the Form 10-K, such changes may be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Strong Global Entertainment is set forth in its Form 10-K/A filed April 29, 2024. To the extent holdings of such directors and executive officers in Strong Global Entertainment’s securities are not reported, or have changed since the amounts described in the Form 10-K/A, such changes may be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Registration and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Fundamental Global Inc.

Fundamental Global Inc. (Nasdaq: FGF, FGFPP) and its subsidiaries engage in diverse business activities including reinsurance, asset management, merchant banking, manufacturing and managed services.

The FG® logo and Fundamental Global® are registered trademarks of Fundamental Global LLC.

Strong Global Entertainment, Inc.

Strong Global Entertainment, Inc., a majority owned subsidiary of Fundamental Global Inc., is a leader in the entertainment industry, providing mission critical products and services to cinema exhibitors and entertainment venues for over 90 years. The Company manufactures and distributes premium large format projection screens, provides comprehensive managed services, technical support and related products and services primarily to cinema exhibitors, theme parks, educational institutions, and similar venues. In addition to traditional projection screens, the Company manufactures and distributes its Eclipse curvilinear screens, which are specially designed for theme parks, immersive exhibitions, as well as simulation applications. It also provides maintenance, repair, installation, network support services and other services to cinema operators, primarily in the United States.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation: risks associated with our inability to identify and realize business opportunities, and the undertaking of any new such opportunities; our lack of operating history or established reputation in the reinsurance industry; our inability to obtain or maintain the necessary approvals to operate reinsurance subsidiaries; risks associated with operating in the reinsurance industry, including inadequately priced insured risks, credit risk associated with brokers we may do business with, and inadequate retrocessional coverage; our inability to execute on our investment holdings and asset management strategy, including our strategy to invest in the risk capital of special purpose acquisition companies (SPACs); our ability to maintain and expand our revenue streams to compensate for the lower demand for our digital cinema products and installation services; potential interruptions of supplier relationships or higher prices charged by suppliers in connection with our Strong Global Entertainment business; our ability to successfully compete and introduce enhancements and new features that achieve market acceptance and that keep pace with technological developments; our ability to maintain Strong Global Entertainment’s brand and reputation and retain or replace its significant customers; challenges associated with Strong Global Entertainment’s long sales cycles; the impact of a challenging global economic environment or a downturn in the markets; the effects of economic, public health, and political conditions that impact business and consumer confidence and spending, including rising interest rates, periods of heightened inflation and market instability; potential loss of value of investment holdings; risk of becoming an investment company; fluctuations in our short-term results as we implement our new business strategy; risks of being unable to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; our limited operating history as a public company; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; potential conflicts of interest between us and our directors and executive officers; risks associated with our related party transactions and investment holdings; and risks associated with our investments in SPACs, including the failure of any such SPAC to complete its initial business combination. Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

Investor Contacts:

investors@fundamentalglobal.com

IR@strong-entertainment.com